UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS	75039-2298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On June 23, 2020, Exxon Mobil Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named therein, for the issuance and sale by the Company of (i) €1,500,000,000 aggregate principal amount of its 0.142% Notes due 2024 (the “2024 Notes”), (ii) €1,000,000,000 aggregate principal amount of its 0.524% Notes due 2028 (the “2028 Notes”), (iii) €1,000,000,000 aggregate principal amount of its 0.835% Notes due 2032 (the “2032 Notes”) and (iv) €1,000,000,000 aggregate principal amount of its 1.408% Notes due 2039 (the “2039 Notes” and, together with the 2024 Notes, the 2028 Notes and the 2032 Notes, the “Notes”).

The Notes will be issued pursuant to the indenture entered into by the Company on March 20, 2014 with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and amended by a first supplemental indenture, dated June 26, 2020 between the Company and the Trustee (the “First Supplemental Indenture”) and as further supplemented by an officer’s certificate dated June 26, 2020 establishing the terms and forms of the Notes (the “Officer’s Certificate”).

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 10, 2020 (Reg. No. 333-237052) (the “Registration Statement”).

The Underwriting Agreement, the First Supplemental Indenture and the Officer’s Certificate (including the forms of the Notes) are filed as Exhibits 1.1, 4.2 and 4.3, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement. The opinions of Davis Polk & Wardwell LLP and Lisa K. Bork, Esq., Executive Counsel – Corporate of Exxon Mobil Corporation, are filed as Exhibits 5.1 and 5.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated June 23, 2020 among Exxon Mobil Corporation and the several underwriters named therein

4.1

Indenture dated March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of March 20, 2014)

4.2	First Supplemental Indenture dated June 26, 2020 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee

4.3	Officer’s Certificate of Exxon Mobil Corporation dated June 26, 2020

4.4	Form of Note representing the 2024 Notes (included in Exhibit 4.3)

4.5	Form of Note representing the 2028 Notes (included in Exhibit 4.3)

4.6	Form of Note representing the 2032 Notes (included in Exhibit 4.3)

4.7	Form of Note representing the 2039 Notes (included in Exhibit 4.3)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of Lisa K. Bork, Esq., Executive Counsel – Corporate of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Lisa K. Bork, Esq. (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION
Date: June 26, 2020

	By:	/s/ J. M. Spellings
	Name:	J. M. Spellings
	Title:	Vice President, Treasurer and General Tax Counsel